FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

FIXED INCOME FUNDS

SUPPLEMENT DATED NOVEMBER 13, 2012 TO PROSPECTUS DATED JULY 31, 2012

PENDING LIQUIDATION OF THE NORTHERN GLOBAL FIXED INCOME FUND

The Board of Trustees of Northern Funds (the “Trust”) has determined that it is in the best interests of the Northern Global Fixed Income Fund (the “Fund”) that it be liquidated and terminated on or about January 25, 2013 (the “Liquidation Date”).

Prior to the Liquidation Date, Fund shareholders may either: (1) redeem (sell) their shares; or (2) exchange their shares at net asset value for shares of another fund of the Trust. Redemption and exchange orders should be submitted in the manner described in the Prospectus under “Account Policies and Other Information.”

The Fund will discontinue accepting orders for the purchase of Fund shares or exchanges into the Fund from other funds of the Trust after the close of business on November 14, 2012.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s interest in the net assets of the Fund (a “liquidating distribution”) as of the Liquidation Date.

It is anticipated that the Fund may make distributions to the shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions will generally be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Also, an exchange by a shareholder of shares of the Fund for shares of another fund of the Trust, a redemption of shares of the Fund for cash, or a liquidating distribution made to a shareholder on the Liquidation Date will, in each case, generally result in a capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the Fund shares and the shareholder’s tax basis in the Fund shares.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISORS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF THE LIQUIDATION OF THE FUND.

The pending liquidation may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of Trustees.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	FIX SPT (11/12)

NORTHERN FUNDS PROSPECTUS